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                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                  TO THE HOLDERS OF:                      98-NSC-1
  BANK OF               The Bank of New York, as Trustee under the
   NEW                  Lehman Bros. Lehman Corporate Bond Backed Certificates
  YORK                  Class A2
                                    CUSIP NUMBER: 219-87H-AN5

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: May 15,2002


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
INTEREST ACCOUNT
Balance as of November 15, 2001                                                                   $0.00
      Schedule Income received on securities................................................$987,500.00
      Unscheduled Income received on securities...................................................$0.00
      Schedule Interest received from Swap Counterparty...........................................$0.00
      Unscheduled Interest received from Swap Counterparty........................................$0.00
      Interest Received on sale of Securties......................................................$0.00
LESS:
      Distribution to Beneficial Holders.............................$630,720.00
      Distribution to Swap Counterparty....................................$0.00
      Trustee Fees.....................................................$2,250.00
      Fees allocated for third party expenses............................$750.00
Balance as of May 15, 2002                                              Subtotal            $353,780.00


PRINCIPAL ACCOUNT
Balance as of November 15, 2001                                                                   $0.00
      Scheduled Principal payment received on securities..........................................$0.00
      Principal received on sale of securities....................................................$0.00
LESS:
      Distribution to Beneficial Holders.............................$353,780.00
      Distribution to Swap Counterparty....................................$0.00
Balance as of May 15, 2002                                              Subtotal            $353,780.00
                                                                         Balance                  $0.00
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                  UNDERLYING SECURITIES HELD AS OF: May 15,2002

Principal
Amount                                          Title of Security
------                                          -----------------
   25,000,000                              NORFOLK SOUTHERN CORPORATION